   As filed with the Securities and Exchange Commission on September 16, 1998

                                            Securities Act File No. 33-65690
                                        Investment Company Act File No. 811-7850

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 7 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 8

                          THE PARKSTONE ADVANTAGE FUND
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 451-8377

                          W. Bruce McConnel, III, Esq.
                             Audrey C. Talley, Esq.
                           DRINKER BIDDLE & REATH LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b).
[ ] on April 30, 1998 pursuant to paragraph (b).
[X] 60 days after filing pursuant to paragraph (a)(1).
[ ] on (date) pursuant to paragraph (a)(l) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2).
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest

                          THE PARKSTONE ADVANTAGE FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET


PART A.  INFORMATION REQUIRED IN A PROSPECTUS

ITEM NO.                                   (RULE 404(a) CROSS REFERENCE)
--------                                   -----------------------------


1.   Cover Page                            Cover Page

2.   Synopsis                              Fees and Expenses

3.   Condensed Financial Information       Financial  Highlights; Performance
                                           Information

4.   General Description of Registrant     Cover Page; Investment Objectives and
                                           Policies; Risk Factors and Investment
                                           Techniques;  Investment Restrictions;
                                           Description of the Trust and its Shares

5.   Management of the Fund                Management of the Trust; Fees and
                                           Expenses

5A.  Management's Discussion of Fund       Not Applicable
     Performance

6.   Capital Stock and Other Securities    Dividends and Taxes; Description of the
                                           Trust and its Shares; Miscellaneous

7.   Purchase of Securities Being          Purchase and Redemption of Shares; How
     Offered                               Shares are Valued

8.   Redemption or Repurchase              Purchase and  Redemption of Shares

9.   Pending Legal Proceedings             Not Applicable


                          THE PARKSTONE ADVANTAGE FUND

                                3435 STELZER ROAD

                              COLUMBUS, OHIO 43219

PROSPECTUS


SEPTEMBER 16, 1998



         The Parkstone Advantage Fund (the "Trust") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts (the "Separate Accounts") of various life insurance companies ("Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such Separate Accounts. As of the date of this Prospectus, the only Participating Insurance Company is Security Benefit Life Insurance Company. The Trust may, however, pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), permit shares of the Trust to be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies.

         The Trust currently offers four portfolios - the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Equity Fund), the Bond Fund and the International Discovery Fund (collectively, the "Funds" and individually, a "Fund") with investment objectives as described below. There is, of course, no assurance that a Fund will achieve its stated objective. Formerly, the Trust also offered the Prime Obligations Fund which ceased operations on March 6, 1998.

         The SMALL CAPITALIZATION FUND'S investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies.

         The MID CAPITALIZATION FUND'S investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

         The BOND FUND'S investment objective is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

         The INTERNATIONAL DISCOVERY FUND'S investment objective is to seek long-term growth of capital.


         Each of the Funds is advised by National City Investment Management Company, Cleveland, Ohio ("IMC" or "Investment Adviser"). IMC has retained the services of Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser") to assist in the management of the International Discovery Fund. The Funds are distributed by BISYS Fund Services, L.P. Limited Partnership ("BISYS"). BISYS also serves as fund accountant and transfer agent. National City Bank, an affiliate of IMC, and Union Bank serve as custodians (the "Custodians").


         Shares of the Funds may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.


         This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing and should be retained for future reference. Certain additional information about the Trust is contained in the September 15, 1998 Statement of Additional Information, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available upon request and without charge by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 or calling the Participating Insurance Company sponsoring the variable annuity contract or variable-life insurance policy.

         SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISION OR ANY STATE SECURITIES COMMISIONS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                            PAGE

                                TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS..........................................................1

INVESTMENT OBJECTIVES AND POLICIES............................................6

RISK FACTORS AND INVESTMENT TECHNIQUES.......................................10

INVESTMENT RESTRICTIONS......................................................24

MANAGEMENT OF THE TRUST......................................................25

DESCRIPTION OF THE TRUST AND ITS SHARES......................................29

PURCHASE AND REDEMPTION OF SHARES............................................30

FEES AND EXPENSES............................................................31

HOW SHARES ARE VALUED........................................................32

DIVIDENDS AND TAXES..........................................................32

PERFORMANCE INFORMATION......................................................34

MISCELLANEOUS................................................................35


                              FINANCIAL HIGHLIGHTS



         The tables on the following pages set forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information and the Trust's June 30, 1998 Semi-Annual Report to Shareholders which may be obtained free of charge. The information contained in the tables on the following pages for the six months ended June 30, 1998 has been derived from unaudited financial statements which are included in the Statement of Additional Information. The Financial highlights for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 have been audited by Ernst and Young LLP. The following information should be read in conjunction with those financial statements.

                  PARKSTONE ADVANTAGE SMALL CAPITALIZATION FUND


                                                SIX MONTHS
                                                   ENDED
                                               JUNE 30, 1998                         YEAR ENDED DECEMBER 31,
                                               ------------    -------------------------------------------------------------------
                                               (UNAUDITED)         1997          1996           1995         1994      1993(a)
Net Asset Value, Beginning of Period ........  $     17.12     $     18.20    $     15.71    $     11.58  $    11.00 $    10.00
                                               -----------     -----------    -----------    -----------  ---------- ----------
Investment Activities
   Net Investment Income (Loss) .............        (0.12)          (0.20)         (0.15)         (0.15)      (0.13)     (0.03)
   Net Realized and Unrealized Gains (Losses)
   From Investments .........................         1.37           (0.79)          4.79           4.28        0.71       1.03
                                               -----------     -----------    -----------    -----------  ---------- ----------
     Total from Investment Activities .......         1.25           (0.99)          4.64           4.13        0.58       1.00
                                               -----------     -----------    -----------    -----------  ---------- ----------
Distributions
   From Net Realized Gains ..................           --           (0.09)         (2.15)            --          --         --
                                               -----------     -----------    -----------    -----------  ---------- ----------
     Total Distributions ....................           --           (0.09)         (2.15)            --          --         --
                                               -----------     -----------    -----------    -----------  ---------- ----------
Net Asset Value, End of Period ..............  $     18.37     $     17.12    $     18.20    $     15.71  $    11.58 $    11.00
                                               ===========     ===========    ===========    ===========  ========== ==========
Total Return (c) ............................         7.30% (f)      (5.47%)        29.66%         35.66%       5.27%     10.00% (f)
Ratios/Supplemental Data:
   Net Assets, End of Period ................  $26,864,691     $26,860,472    $24,495,224    $13,272,561  $7,476,444 $3,064,765
   Ratio of Expenses to Average Net Assets ..         1.60% (b)       1.55%          1.40%          1.64%       1.98%      1.87% (b)
   Ratio of Net Investment Income (Loss)
   to Average Net Assets ....................        (1.32%)(b)      (1.20%)        (1.06%)        (1.29%)     (1.66%     (1.40%)(b)
   Ratio of Expenses to Average Net Assets* .         1.60% (b)       1.55%          1.40%          1.64%       1.98%      2.23% (b)
                                               -----------     -----------    -----------    -----------  ---------- ----------
   Ratio of Net Investment Income to Average
   Net Assets* ..............................        (1.32%)(b)      (1.20%)        (1.06%)        (1.29%)     (1.66%)    (1.76%)(b)
                                               -----------     -----------    -----------    -----------  ---------- ----------
Portfolio Turnover Rate .....................           21%             51%            60%            64%         39%        23%
Average Commission Rate Paid (d) ............           --     $    0.0800    $    0.0799 (e)         --          --         --


                   PARKSTONE ADVANTAGE MID CAPITALIZATION FUND


                                               SIX MONTHS
                                                  ENDED
                                              JUNE 30, 1998                         YEAR ENDED DECEMBER 31,
                                              ------------     ---------------------------------------------------------------------
                                              (UNADUDITED)       1997         1996           1995            1994            1993(a)
Net Asset Value, Beginning of Period .......  $     14.23       $     14.60      $     12.44  $      9.64  $    10.17   $    10.00
                                              -----------       -----------      -----------  -----------  ----------   ----------
Investment Activities
   Net Investment Loss .....................        (0.09)            (0.11)           (0.09)       (0.08)      (0.07)       (0.02)
   Net Realized and Unrealized Gain
   (Loss) on Investments ...................         1.97              1.90             2.25         2.88       (0.46)        0.19
                                                                -----------      -----------  -----------  ----------   ----------
     Total from Investment Activities ......         1.88              1.79             2.16         2.80       (0.53)        0.17
                                              -----------       -----------      -----------  -----------  ----------   ----------

Distributions
   From Net Realized Gains .................           --             (2.16)              --           --          --           --
                                              -----------       -----------      -----------  -----------  ----------   ----------

     Total Distributions ...................           --             (2.16)              --           --          --           --
                                              -----------       -----------      -----------  -----------  ----------   ----------

Net Asset Value, End of Period .............  $     16.11       $     14.23      $     14.60  $     12.44  $     9.64   $    10.17
                                              ===========       ===========      ===========  ===========  ==========   ==========

Total Return (c) ...........................        13.21%(f)         12.58%           17.36%       29.05%      (5.21%      1.70%(f)
Ratios/Supplemental Data:
   Net Assets, End of Period ...............  $32,355,769       $31,059,179      $24,040,588  $14,977,130  $9,095,015   $3,893,346
   Ratio of Expenses to Average Net Assets .         1.55%(b)          1.53%            1.42%        1.62%       1.86%     2.11% (b)
   Ratio of Net Investment Income (Loss)
   to Average Net Assets ...................        (1.14%)(b)        (0.88%)          (0.73%)      (0.84%)     (0.92%)  (1.09%) (b)
Portfolio Turnover Rate ....................           16%               55%             127%          44%         51%       45% (b)
Average Commission Rate Paid (d) ...........                    $    0.0798      $    0.0800(e)        --          --          --

                          PARKSTONE ADVANTAGE BOND FUND


                                            SIX MONTHS ENDED
                                            JUNE 30, 1998                        YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                            (UNAUDITED)          1997          1996         1995         1994        1993(a)
Net Asset Value, Beginning of Period .....  $     10.70      $     10.33    $    10.50   $     9.35   $     9.96   $    10.00
                                            -----------      -----------    ----------   ----------   ----------   ----------
Investment Activities
   Net Investment Income (Loss) ..........         0.26             0.48          0.36         0.40         0.42         0.10
   Net Realized and Unrealized Gains
   (Losses) from Investments .............         0.09             0.30         (0.18)        1.17        (0.96)       (0.14)
                                            -----------      -----------    ----------   ----------   ----------   ----------
     Total from Investment Activities ....         0.35             0.78          0.18         1.57        (0.54)       (0.04)
                                            -----------      -----------    ----------   ----------   ----------   ----------
Distributions
   From Net Investment Income ............           --            (0.41)        (0.35)       (0.42)       (0.07)          --
                                            -----------      -----------    ----------   ----------   ----------   ----------
     Total Distributions .................           --            (0.41)        (0.35)       (0.42)       (0.07)          --
                                            -----------      -----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period ...........  $     11.05      $     10.70    $    10.33   $    10.50   $     9.35   $     9.96
                                            ===========      ===========    ==========   ==========   ==========   ==========

Total Return (c) .........................         3.27%(f)         7.69%         1.83%       16.98%       (5.38%)      (0.40%)(f)
Ratios/Supplemental Data:
   Net Assets,  End of Period ............  $12,663,047      $11,856,187    $9,754,430   $6,758,241   $4,651,157   $3,216,233
   Ratio of Expenses to Average Net Assets         1.36%(b)         1.36%         1.29%        1.57%        1.80%   2.03% (b)
   Ratio of Net Investment Income (Loss)
   to Average Net Assets .................         5.29%(b)         5.36%         5.32%        5.31%        5.27%   5.23% (b)
Portfolio Turnover Rate ..................           68%             144%          492%         178%         159%         101%

                PARKSTONE ADVANTAGE INTERNATIONAL DISCOVERY FUND




                                            SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1998     -------------------------------------------------------------------
                                             (UNAUDITED)          1997             1996         1995         1994     1993(a)
Net Asset Value, Beginning of Period .....  $     12.44       $     12.18      $     10.59  $      9.65  $    10.35 $    10.00
                                            -----------       -----------      -----------  -----------  ---------- ----------
Investment Activities
   Net Investment Income (Loss) ..........        (0.02)            (0.06)           (0.04)       (0.03)      (0.07)     (0.03)
   Net Realized and Unrealized Gain
   (Loss) on Investments .................         1.60              0.32             1.67         0.97       (0.63)      0.38
                                            -----------       -----------      -----------  -----------  ---------- ----------
     Total from Investment Activities ....         1.58              0.26             1.63         0.94       (0.70)      0.35
                                            -----------       -----------      -----------  -----------  ---------- ----------
   Distributions
   From Net Realized Gains ...............        (0.06)               --            (0.04)          --          --         --
                                            -----------       -----------      -----------  -----------  ---------- ----------
     Total Distributions .................        (0.06)               --            (0.04)          --          --         --
                                            -----------       -----------      -----------  -----------  ---------- ----------
Net Asset Value,  End of Period ..........  $     13.96       $     12.44      $     12.18  $     10.59  $     9.65 $    10.35
                                            ===========       ===========      ===========  ===========  ========== ==========

Total Return (c) .........................        12.66%(f)          2.13%           15.41%        9.74%      (6.76%      3.50%(f)
Ratios/Supplemental Data:
   Net Assets, End of Period .............  $19,859,278       $18,784,361      $17,000,747  $11,645,200  $9,537,019 $6,334,523
   Ratio of Expenses to Average Net Assets         2.01%(b)          1.90%            2.00%        2.38%       2.34% 2.51% (b)
   Ratio of Net Investment Income (Loss)
   to Average Net Assets .................        (0.26%)(b)        (0.46%)          (0.35%)      (0.39%)     (1.13%)    (1.38%)(b)
Portfolio Turnover Rate ..................           24%               34%              65%          86%         87%        13%
Average Commission Rate Paid (d) .........  $    0.0264       $    0.0316(e)                         --          --         --

* During the period, certain investment advisory fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations (September 23, 1993).

(b)      Annualized.

(c) Total return information does not take into account any charges paid at the time of purchase and for the year ended December 31, 1993 is not annualized.

(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(e)      For the period June 30, 1996 through December 31, 1996.

(f)      Not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

         The investment objectives of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

         During temporary defensive periods as determined by the Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

INVESTMENT OBJECTIVE AND POLICIES OF THE SMALL CAPITALIZATION FUND


         The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small-to medium-sized companies. Under normal market conditions, the Small Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stock or in securities convertible into common stocks of companies that have a market capitalization of less than $1 billion. The Small Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings associations. The Small Capitalization Fund may also hold securities of other investment companies in depository or custodial receipts representing beneficial interests in any of the foregoing securities.

         Subject to the foregoing policies, the Small Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian Commercial Paper ("CCP"), and in U.S. dollar-denominated

Commercial paper of a foreign issuer ("Europaper"). For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES
- Foreign Securities" below.

         The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those companies that have been determined to have a market capitalization of less than $1 billion based upon current market data. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to no more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Small Capitalization Fund's holdings. These companies often have established the market niche or have developed the unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized as more aggressive than a general equity fund.


         Consistent with the foregoing, the Small Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES OF THE MID CAPITALIZATION FUND

         The Mid Capitalization Fund's investment objective is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal market conditions, the Mid Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Mid Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 and $5 billion. The Mid Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings associations. The Mid Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


         Subject to the foregoing policies, the Mid Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian Commercial Paper CCP and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND TECHNIQUES - Foreign Securities" below.

         The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 and $5 billion. These companies have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

         Consistent with the foregoing, the Mid Capitalization Fund will focus its investment in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES OF THE BOND FUND

         The Bond Fund's investment objective is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans, and participation certificates in pools of mortgages issues or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

         The Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES Government Obligations" below.

         The Bond Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.


         The Bond Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities" below.


         The Bond Fund may invest in obligations of the Export-Import Bank of the United States, and in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP and in Europaper.

         An increase in interest rates will generally reduce the value of the investments in the Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity.

INVESTMENT OBJECTIVE AND POLICIES OF THE INTERNATIONAL DISCOVERY FUND

         The investment objective of the International Discovery Fund is to seek the long-term growth of capital. Under normal market conditions, the International Discovery Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) which are small- or medium-sized companies on the basis of their capitalization and (ii) which are either domiciled in countries other than the United States or derive at least 50% of either their revenues or pre-tax income from activities outside of the United States.

         Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs or EDRs.

         For purposes of investment by the International Discovery Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them (i) in the lower half of a major market index in the applicable country weighted by market capitalization and (ii) in the lower half of all equity securities in listed recognized secondary markets where such markets exists. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

         The International Discovery Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally, the International Discovery Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Discovery Fund's assets could be invested in the securities of U.S. companies. In addition, the International Discovery Fund temporarily may invest in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

                     RISK FACTORS AND INVESTMENT TECHNIQUES

         Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in or enter into repurchase, reverse repurchase or dollar roll agreements with National City Bank, BISYS, or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

         Some of the investment techniques utilized by the Investment Adviser and, in the case of the International Discovery Fund, Gulfstream, in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, also of which are described below. The Investment Adviser and Subadviser believe that such complex securities may in some circumstances play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

         The International Discovery Fund invests primarily in the securities of foreign issuers. The Small Capitalization Fund and Mid Capitalization Fund may also invest in foreign securities as permitted by their respective investment policies. The Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments and securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S.
domestic issuers.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against a U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


         The conversion of the eleven member states of the European Union to a common currency, the "euro", is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; issuers' ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2020); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts; and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


         For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The International Discovery Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

         Certain of the ADRs and EDRs, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

         Subject to its applicable investment policies, each of the Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the 12 member states of the European Community. The specific amounts of the currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the market stability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

         Each of the Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

         For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging tragedy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

         The International Discovery Fund does not intend to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. The International Discovery Fund does not intend to enter into forward currency contracts or to maintain a net exposure in such contracts where the International Discovery Fund would be obligated to deliver an amount of foreign currency in excess of the value of the International Discovery Fund's portfolio securities or other assets denominated in that currency.

         For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

         Each of the Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based upon a specific security, class of securities, foreign currency or an index, purchase or sell options on any futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts and premiums paid for related options may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

         Subject to the investment parameters described above, all of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS ("GICS")

         The Bond Fund may invest in GICs. When investing in GICs, the Bond Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. For the Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

         The Bond Fund may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes and economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to weaker capacity to make principal and interest payments than comparable higher rated debt securities.

         Should subsequent events cause the rating of a fixed-income security purchased by the Bond Fund to fall below the fourth highest rating category, the Investment Adviser will consider such an event in determining whether the Bond Fund should continue to hold that security. In no event, however, would the Bond Fund be required to liquidate any such portfolio security where the Bond Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

         Each of the Funds, except the International Discovery Fund, may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include the GNMA, FNMA and FHLMC. The Bond Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating groups assigned by an NRSRO or, if unrated, which the Investment Adviser deems to present attractive opportunities and are of comparable quality.

         The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional 30-year fixed-rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and/or adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities when they are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturities would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-through purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

         If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings associations, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal, but are not backed by the full faith and credit of the United States government.

         Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.


         CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


MUNICIPAL SECURITIES

         The two principal classifications of municipal securities which may be held by the Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of special excise tax or other specific revenue source such as the user of the facility being financed.

         The Bond Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.

         The Bond Fund invests primarily in municipal securities which are rated at the time of purchase within the four highest rating groups assigned by an NRSRO or in the highest rating group assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. The Fund may also purchase municipal securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Trust's Board of Trustees. The applicable municipal securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities" above.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Bond Fund nor the Investment Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

OTHER MUTUAL FUNDS

         Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including, if permitted by rule or order of the Securities and Exchange Commission, shares of a Parkstone affiliated money market fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of a Parkstone affiliated money market fund, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE TRUST Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agent and Fund Accounting. Services") will charge their fees to one of the Trust's Funds, rather than the affiliated money market fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of affiliated or unaffiliated mutual funds are contained in the Statement of Additional Information.

PUT AND CALL OPTIONS

         Each of the Funds may purchase put and call options on securities and foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of complete loss of the amounts paid as premiums to writers of options. Each of the Funds may also engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price. Under normal market conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to the International Discovery Fund, 20% of its net assets.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and International Discovery Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide an advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS


         Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a financial institution such as a member bank of the Federal Deposit Insurance Corporation or a registered broker-dealer which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 ("the 1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

         Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. Pursuant to the procedures adopted by the Trust's Board of Trustees, the Investment Adviser may determine Section 4(2) Securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

         Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

         Each of the Funds may borrow money by entering into reverse repurchase agreements, and in the case of the Bond Fund, dollar roll agreements, in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Bond Fund are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Reverse repurchase and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than those available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

         No Fund's commitment to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event that its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or the Subadviser, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

LENDING PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Investment Adviser or by the Subadviser, as the case may be. Should the market value of the loan securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such

Fund bears the risk of delay in the recovery of its portfolio securities and the risk of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or the Subadviser, as the case may be, has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for each of the other Funds, see "FINANCIAL HIGHLIGHTS" above.

         The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

YEAR 2000 RISK


         Like other investment companies, and financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Investment Adviser and the Funds', other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Problem." The Investment Adviser is taking steps that it believes are reasonably designed to address Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers. At this time however, there can be no assurance, that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.


                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

         No Fund may:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                  (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;


                  (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                  (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

                  (d) personal credit and business credit businesses will be considered separate industries.

2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

3. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


        For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

        Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

         In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

         The Trusts will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently eight Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day to day operations.

         The names, addresses and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustees of the Trust receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, BISYS Ohio, or National City Corporation ("NCC," the successor to First of America Bank Corporation) receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Trust for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUBADVISER


         IMC, formerly First of America Investment Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly-owned subsidiary of NCC. First of America Investment Corporation was a registered investment adviser and a wholly-owned subsidiary of First of America Bank, N.A., a wholly-owned subsidiary of National City Corporation. As of December 31, 1997, First of America Investment Corporation managed over $16 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. As of December 31, 1997 National City Corporation had over $55 billion in assets. As a result of the merger with First of America Bank Corporation, as of June 30, 1998, National City Corporation had assets of over $81 billion.

         IMC reflects a combination of National City Bank's investment management group and First of America. In connection with this combination, various portfolio management changes were made.

         Subject to such policies as the Trust's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Discovery Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.


         IMC utilizes a team approach to the investment management of the funds, with professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.

         IMC has established investment management teams by market segment: equities and fixed income instruments. Within the equities segment, teams have been formed based on style - growth or value - and market capitalization.

         The Small Capitalization Growth Team manages the Small Capitalization Fund. The Mid Capitalization Growth Team manages the Mid Capitalization Fund. The Small Capitalization Team and the Mid Capitalization Team are part of the Equity Growth Group. The Fixed Income Team manages the Bond Fund.


         For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Trust, the Investment Adviser receives a fee from each of the Small Capitalization Fund and Mid Capitalization Fund, computed daily and paid monthly, at the annual rate of 1.00% of that Fund's average daily net assets. For the services in connection with the International Discovery Fund, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with the Bond Fund, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.74% of that Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

         Pursuant to the terms of its Investment Advisory Agreement with the Trust, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Discovery Fund, subject to the direction and control of the Trust's Board of Trustees.


         Under this arrangement, Gulfstream is responsible for day-to-day management of the International Discovery Fund's assets, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Discovery Fund to the Trust's Board of Trustees. The Investment Adviser may also render advice with respect to the International Discovery Fund's investments in the United States. Gulfstream utilizes a team approach to the investment management of the International Discovery Fund to ensure a disciplined investment process designed to result in long-term performance consistent with its investment objective. No one person is responsible for the Fund's management.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Discovery Fund's average daily net assets which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner of Gulfstream, holding a 72% interest. As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years of investment experience and 10 years of international investment experience.


         Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America may or may not be deemed to control Gulfstream for purposes of the 1940 Act.

         For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE TRUST - Investment Adviser" in the Statement of Additional Information.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Trust might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Trust's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Trust (the "Administrator").

         The Administrator generally assists the Funds in their administration and operation. For the services provided to the Funds, the Administrator is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.20% of the combined average daily net assets of the Funds up to $1 billion. In the event that the combined average daily net assets of the Funds exceed $1 billion, the parties intend to review the level of compensation payable to the Administrator for its administrative services. In addition, the Administrator also receives a separate annual fee from each Fund for certain Fund accounting services. From time to time, the Administrator may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

DISTRIBUTOR

         Shares of each Fund are sold on a continuous basis by the Trust's distributor. BISYS also serves as the Trust's distributor (the "Distributor").

TRANSFER AGENT AND FUND ACCOUNTANT

         BISYS (formerly BISYS Fund Services Ohio, Inc.) also serves as the transfer agent for all Funds of the Trust (the "Transfer Agent"). In addition to serving as transfer agent, the Transfer Agent also provides certain fund accounting services to the Trust. The Transfer Agent receives an annual fee for its transfer agency services equal to $15,000 per Fund. The Transfer

Agent also receives an annual fee for its fund accounting services equal to $10,000 per Fund. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets and the International Discovery Fund pays an additional annual fee of 0.035% of its average daily net assets.

CUSTODIAN


         National City Bank serves as custodian of the Funds' assets. Mitsubishi serves as subcustodian to the Funds. Services performed by National City Bank for the Funds are described in the Statement of Additional Information.


                     DESCRIPTION OF THE TRUST AND ITS SHARES

         The Trust was organized as a Massachusetts business trust on May 18, 1993. The Trust is a series fund currently authorized to issue its shares in the following four series: Small Capitalization Fund; Mid Capitalization Fund; Bond Fund; and International Discovery Fund. Each share of the Trust has no par value, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class or series of shares into one or more classes or series of shares.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by Fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Fund. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, holders of variable annuity contracts and variable life insurance policies funded through the Separate Accounts generally have the right to instruct Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants of the Separate Accounts are more fully set forth in the prospectus relating to those accounts issued by the Participating Insurance Companies. All of the outstanding Shares of each Fund are held of record by Security Benefit Life Insurance Company.

         The Trust is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove trustees.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of the Trust as investment options for your contract or policy and how to redeem monies from the Trust.

         The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds, based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectus describing the variable annuity contracts and variable life insurance policies issued by the Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on days on which The New York Stock Exchange (the "NYSE") is open for trading. Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

         The Funds do not assess any fees when they sell or redeem their shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees are described in the Participating Insurance Companies' prospectuses.

         As of the date of this Prospectus, Security Benefit Life Insurance Company is the only Participating Insurance Company. Shares of the Funds, however, may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies pursuant to an exemptive order from the SEC. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material unreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders (see "MISCELLANEOUS" below for more details). The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

                                FEES AND EXPENSES

         While the advisory fees paid by the Trust are higher than the advisory fees paid by most mutual funds, the Board of Trustees believes them to be comparable to advisory fees paid by many funds having similar objectives and policies. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

                  ANNUAL FUND EXPENSES AFTER EXPENSE LIMITATION
                  (as a percentage of average daily net assets)

                                       SMALL                 MID                            INTERNATIONAL
                                   CAPITALIZATION       CAPITALIZATION      BOND             DISCOVERY
                                       FUND                 FUND            FUND               FUND
Management Fees.....................  1.00%                1.00%            0.74%              1.25%

Administration Fees.................  0.20%                0.20%            0.20%              0.20%

Other Expenses After Voluntary
Fee Reduction*......................  0.35%                0.33%            0.42%              0.45%
                                      -----                -----            -----              -----

Total Fund Operating Expenses.......  1.55%                l.53%            1.36%              1.90%
                                      =====                =====            =====              =====

*        Currently, no fees are being voluntarily waived.

         The above expenses as shown for the Funds are based on estimated expenses for the current fiscal year. The expenses which are borne by the Funds, including Other Expenses to which reference is made in the above table, are discussed below. The contracts and separate accounts of the Participating Insurance Companies also incur fees and expenses. Investors should consult the prospectus issued by the Participating Insurance Company describing the variable annuity contract or variable life insurance policy for more information on such additional fees and expenses.


         Except as noted elsewhere in this Prospectus, the Investment Adviser, the Subadviser and BISYS bear all expenses in connection with the performance of their services for the Funds. The Trust bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by the Investment Adviser, the Subadviser, BISYS or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its trustees and officers except those trustees and officers who are affiliated with BISYS or
IMC); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, Fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                              HOW SHARES ARE VALUED


         The net asset value of shares of the Funds is determined and their shares are priced as of the close of trading on the NYSE on each Business Day (generally 4:00 p.m. Eastern Time) ("Valuation Time"). With respect to the Small Capitalization, Mid Capitalization and International Discovery Funds, if a sale is not reported for that day, shares are valued at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. With respect to the Bond Fund, other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Net asset value per share for a particular Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of outstanding shares of such Fund. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

         The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                               DIVIDENDS AND TAXES

         Each Fund expects to make a distribution of substantially all of its net investment income and capital gains each year at least once a year. Dividends for the Funds are declared and paid at least annually. Net capital gains, if any, will be distributed at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

         Each Fund intends to qualify as a "regulated investment company" (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds, particularly the International Discovery Fund, by foreign countries with respect to income received on foreign securities.

         To qualify as a RIC, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded RICs, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income of the extent to the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a RIC also could result in the loss of the tax-favored status of variable annuity contracts based on a segregated asset account which invests in the Fund.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

         Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

         Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his own tax adviser as to the tax consequences of investments in the Funds.

                             PERFORMANCE INFORMATION

         From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

         In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Investors may also judge the performance of a Fund by comparing or referencing it to the performance of mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION-Performance Comparisons" in the Statement of Additional Information.


         Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by IMC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser or BISYS voluntarily reduce all or a part of their respective fees, as further discussed in this Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.


         Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

                                  MISCELLANEOUS

         Inquiries regarding the Trust may be directed in writing to The Parkstone Advantage Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll-free (800) 451-8377. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.


         Pursuant to Rule 17f-2, since IMC and National City Bank serve as the Group's Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

                          THE PARKSTONE ADVANTAGE FUND
                                    FORM N-lA
                              CROSS-REFERENCE SHEET

PART B.           INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM NO.                                               RULE 404(a) CROSS REFERENCE
--------                                               ---------------------------
10.      Cover Page                                    Cover Page

11.      Table of Contents                             Table of Contents

12.      General Information and History               Additional Information-Description of Shares

13.      Investment Objectives and Policies            Investment Objectives and Policies; Net Asset Value

14.      Management of the Fund                        Trustees and Officers; Expenses; Miscellaneous

15.      Control Persons and Principal Holders of      Management of the Trust
         Securities

16.      Investment Advisory and Other Services        Investment Adviser; Administrator; Distributor; Custodian,
                                                       Transfer Agent and Fund Accounting Services; Independent
                                                       Auditors; Counsel

17.      Brokerage Allocation and Other Practices      Portfolio Transactions

l8.      Capital Stock and Other Securities            Additional Information-Description of Shares

19.      Purchase, Redemption and Pricing of           Net Asset Value; Additional Purchase and Redemption
         Securities Being Offered                      Information; Additional Information-Description of Shares

20.      Tax Status                                    Additional Tax Information; Additional Tax Information
                                                       Concerning the International Discovery Fund

21.      Underwriters                                  Portfolio Transactions

22.      Calculation of Performance Date               Yields of the Funds; Calculation of Total Return

23.      Financial Statements                          Financial Statements


                            SMALL CAPITALIZATION FUND

                             MID CAPITALIZATION FUND

                                    BOND FUND

                          INTERNATIONAL DISCOVERY FUND


                         Each an Investment Portfolio of

                          THE PARKSTONE ADVANTAGE FUND

                       Statement of Additional Information


                                September 15, 1998

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The Parkstone Advantage Fund dated September 15, 1998, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Parkstone Advantage Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 451-8377.




                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
INVESTMENT OBJECTIVES AND POLICIES.........................................................B-4
         Additional Information on Portfolio Instruments...................................B-4
         Investment Restrictions..........................................................B-16
         Portfolio Turnover...............................................................B-18

NET ASSET VALUE...........................................................................B-18
         Valuation of the Funds...........................................................B-19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................B-19

MANAGEMENT OF THE TRUST...................................................................B-19
         Trustees and Officers............................................................B-19
         Investment Adviser and Subadviser................................................B-24
         Portfolio Transactions...........................................................B-27
         Authority to Act as Investment Adviser...........................................B-29
         Glass-Steagall Act...............................................................B-30
         Administrator....................................................................B-31
         Expenses.........................................................................B-32


         Distributor......................................................................B-33
         Custodian, Transfer Agent and Fund Accounting Services...........................B-33
         Independent Auditors.............................................................B-34

ADDITIONAL INFORMATION....................................................................B-34
         Description of Shares............................................................B-34
         Vote of a Majority of the Outstanding Shares.....................................B-36
         Shareholder and Trustee Liability................................................B-36
         Additional Tax Information.......................................................B-37
         Additional Tax Information Concerning the International Discovery Fund...........B-37
         Yields of the Funds..............................................................B-38
         Calculation of Total Return......................................................B-38
         Performance Comparisons..........................................................B-39
         Miscellaneous....................................................................B-40
         Financial Statements.............................................................B-41

APPENDIX...................................................................................A-1


                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE ADVANTAGE FUND


         The Parkstone Advantage Fund (the "Trust") is an open-end management company which offers four separate and diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"), each with a different investment objective. The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").

         The Trust offers four variable net asset value funds: the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Equity Fund), the Bond Fund and the International Discovery Fund. Until March 6, 1998, the Trust also offered a money market fund, the Prime Obligations Fund, which is no longer available. The Small Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Bond Fund seeks current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The International Discovery Fund seeks long-term growth of capital.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of each Fund of the Trust as set forth in the Prospectus for the Trust.

         Bank Obligations.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

         Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.


         The Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest in commercial paper rated in any rating category or not rated by NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The Small Capitalization Fund, Mid Capitalization Fund, International Discovery Fund and Bond Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation and Europaper.


         Variable Amount Master Demand Notes

         Variable amount master demand notes in which the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Discovery Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Discovery Fund may be affected favorably or unfavorably, by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. bond market and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         The conversion of the eleven member states of the European Union to a common currency, the "euro," is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate induces); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.



         Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund will acquire foreign securities only when the Investment Adviser or Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser"), the subadviser of the International Discovery Fund, believes that the risks associated with such investments are minimal.

         Money Market Mutual Funds

         Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including, if permitted by rule or order of the Securities and Exchange Commission, shares of a Parkstone affiliated money market fund), provided that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Funds in shares of a Parkstone affiliated money market fund, the Investment Adviser, Administrator and their affiliates (See MANAGEMENT OF THE TRUST "Investment Adviser," "Administrator and Distributor" and "Custodians, Transfer Agent and Fund Accounting Services") will charge their fees to the Funds, rather than the Parkstone affiliated money market fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.

         The Funds will incur no sales charges, contingent deferred sales charges, 12b-1 fees or other underwriting or distribution fees in connection with their investments in Parkstone affiliated money market funds. The Funds will vote their shares of each of the Parkstone affiliated money market funds in proportion to the vote by all other shareholders of those funds. Moreover, no single Fund may own more than 3% of the outstanding shares of any Parkstone affiliated money market fund.

         Municipal Securities

         The Bond Fund may invest in Municipal Securities, but shall limit such investment to the extent necessary to preclude it from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"). Municipal Securities are primarily bonds and notes issued by or on behalf of states (including the District of Columbia), territories and possessions of United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         The two principal classifications of Municipal Securities consist of "general obligation, and "revenue" issues. There are, of course, variations in the quality of such Municipal Securities, both within a particular classification and between classifications, and the yields on such Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent its opinions as to the quality of such Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Investment Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Municipal Securities may be materially adversely affected by litigation or other conditions.

         Government Obligations

         Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to the U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Options Trading

         Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Each of the Small Capitalization Fund, Mid Capitalization Fund and International Discovery Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         When-Issued and Delayed-Delivery Securities

         Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, a Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Investment

Adviser or the Subadviser, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         If a Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

         Mortgage-Related Securities

         Each of the Funds, except the International Discovery Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Bond Fund may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

         Mortgage-related securities, for purposes of the Trust's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Medium-Grade Securities

         The Bond Fund may invest in securities which are rated within the four highest rating groups assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by the Investment Adviser ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value, either to meet redemption requests or to respond to changes in the financial markets, may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Investment Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         Restricted Securities

         Each of the Funds may invest in Section 4(2) securities. "Section 4(2) Securities," as described in the Prospectus, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). A Fund will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% of the total assets of that Fund. The Trust's Board of Trustees has delegated to the Investment Adviser the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         The Investment Adviser may deem Section 4(2) Securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Investment Adviser generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Repurchase Agreements


         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Investment Adviser deems creditworthy under the guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


         Reverse Repurchase Agreements and Dollar Roll Agreements

         As discussed in the Prospectus, each of the Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Bond Fund, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

         Futures Contracts

         Each of the Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

         Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         Forward Foreign Currency Exchange Contracts

         Each of the Funds may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. The Investment Adviser and the Subadviser believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

         Foreign Currency Options

         Each of the Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions

         Each of the Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, a Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         Regulatory Restrictions

         To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underling value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

         Lending of Portfolio Securities

         In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Investment Adviser or the Subadviser and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser or the Subadviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

Investment Restrictions

         Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

        No Fund may:

        1. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

        2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For the purposes of this investment limitation, "commodities" includes commodity contracts.

        3. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

        In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

        No Fund may:

        1. Acquire any other investment company or investment company security except n connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

        2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, future contracts and options on futures contracts and in similar investments.

        3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

        4. Purchase securities of companies for the purpose of exercising control.

        5. Invest more than 15% of its net assets in illiquid securities.

Portfolio Turnover

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less.




         The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. The decrease in portfolio turnover for the Mid Capitalization Fund for the year ended December 31, 1997 represented a return to the expected range for that Fund following the previous year's adjustment of investment strategy. The decrease in portfolio turnover rate for the Bond Fund for the same period was primarily due to the decrease in volatility of fixed income securities market versus 1996. The decrease in portfolio turnover for the International Discovery Fund, which was lower than the expected range between 50% and 75%, resulted from the fact that country allocation for the Fund remained relatively stable throughout the year and performance of most of the companies held in the portfolio met the Subadviser's expectations.

         High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectus on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received. Currently, the

NYSE will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation of the Funds

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees of the Trust. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees of the Trust.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by the Trust's distributor BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"). As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to a separate account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

         Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust's Funds. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations. One officer of the Trust, Herbert R. Martens, Jr., also serves as a Trustee.

         The Trustees of the Trust, their addresses and their principal occupations during the past 5 years are as follows:




                                                                                             PRINCIPAL OCCUPATION
                                                       POSITION WITH                          DURING PAST 5 YEARS
NAME AND ADDRESS                                         THE TRUST                         -- AND OTHER AFFILIATIONS
----------------                                      --------------                       -------------------------
Robert D. Neary                              Chairman of the Board and Trustee     Retired Co-Chairman of Ernst & Young, April
32980 Creekside Drive                                                              1984 to September 1993; Director, Cold Metal
Pepper Pike, OH  44124                                                             Products, Inc., since March 1994; Director,
Age 64                                                                             Zurn Industries, Inc. (building products and
                                                                                   construction services), June 1995 to June
                                                                                   1998.

Herbert R. Martens, Jr.*                     President and Trustee                 Executive Vice President, National City
C/o NatCity Investments, Inc.                                                      Corporation (bank holding company), since
1965 East Sixth Street                                                             July 1997; Chairman, President and Chief
Cleveland, OH  44114                                                               Executive Officer, NatCity Investments, Inc.,
Age 46                                                                             since July 1995 (investment banking);
                                                                                   President and Chief Executive Officer,
                                                                                   Raffensberger, Hughes & Co. from 1993 until
                                                                                   1995 (broker-dealer); President, Reserve
                                                                                   Capital Group, from 1990 until 1993.


Leigh Carter*                                Trustee                               Retired President and Chief Operating
13901 Shaker Blvd., #6B                                                            Officer, B.F. Goodrich Company, August 1986
Cleveland, OH  44120                                                               to September 1990; Director, Adams Express
Age 73                                                                             Company (closed-end investment company),
                                                                                   April 1982 to December 1997; Director,
                                                                                   Acromed Corporation; (producer of spinal
                                                                                   implants), June 1992 to March 1998; Director,
                                                                                   Petroleum & Resources Corp., April 1987 to
                                                                                   December 1997; Director, Morrison Products
                                                                                   (manufacturer of blower fans and air moving
                                                                                   equipment), since April 1983; Director,
                                                                                   Kirtland Capital Corp. (privately funded
                                                                                   investment group), since January 1992.

                                                                                            PRINCIPAL OCCUPATION
                                                       POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                         THE TRUST                        -- AND OTHER AFFILIATIONS
----------------                                      --------------                      -------------------------
John F. Durkott                              Trustee                              President and Chief Operating Officer,
8600 Allisonville Road                                                            Kittle's Home Furnishings Center, Inc., since
Indianapolis, IN  46250                                                           January 1982; partner, Kittles Bloomington
Age 54                                                                            Property Company, since January 1981;
                                                                                  partner, KK&D (Affiliated Real Estate
                                                                                  Companies of Kittle's Home Furnishings
                                                                                  Center), since January 1989.


Robert J. Farling                            Trustee                              Retired Chairman, President and Chief
1608 Balmoral Way                                                                 Executive Officer, Centerior Energy (electric
Westlake, OH  44145                                                               utility), March 1992 to October 1997;
Age 61                                                                            Director, National City Bank until October
                                                                                  1997; Director, Republic Engineered Steels,
                                                                                  since October 1997.

Richard W. Furst, Dean                       Trustee                              Professor of Finance and Dean, Carol Martin
600 Autumn Lane                                                                   Gatton College of Business and Economics,
Lexington, KY  40502                                                              University of Kentucky, since 1981; Director,
Age 60                                                                            The Seed Corporation (restaurant group),
                                                                                  since 1990; Director; Foam Design, Inc.,
                                                                                  (manufacturer of industrial and commercial
                                                                                  foam products), since 1993.

Gerald L. Gherlein                           Trustee                              Executive Vice-President and General Counsel,
3679 Greenwood Drive                                                              Eaton Corporation, since 1991 (global
Pepper Pike, OH  44124                                                            manufacturing); Trustee, Meridia Health
Age 60                                                                            System (four hospital health system), 1994 to
                                                                                  1998; Trustee, WVIZ Educational Television
                                                                                  (public television).

J. William Pullen                            Trustee                              President and Chief Executive Officer, Whayne
Whayne Supply Company                                                             Supply Co. (engine and heavy equipment
1400 Cecil Avenue                                                                 distribution), since 1986; President and
P.O. Box 35900                                                                    Chief Executive Officer, American Contractors
Louisville, KY 40232-5900                                                         Rentals & Sales (rental subsidiary of Whayne
Age 59                                                                            Supply Co.), since 1988.

-
*

         *Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of _______shares of stock of National City
Corporation, the ultimate parent corporation of National City Investment
Management Company, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City
Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City
Investment Management Company.

         The Trust paid an aggregate of $15,000 in Trustees' fees and expenses for the fiscal year ended December 31, 1997 to all Trustees of the Trust who served during that year.


         All of the Trustees also serve as Trustees of The Parkstone Group of Funds, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts, and as Trustees for Armada Funds. The following table depicts, for the fiscal year ended December 31, 1997, the compensation received by each of the Trustees from the Trust and in total from all investment companies managed by the Investment Adviser to the Trust.


                               COMPENSATION TABLE


                                                                                            Total Compensation
                                                                                              from Trust, The
                                                       Pension or                           Parkstone Group of
                                                       Retirement                           Funds and the Fund
                                  Aggregate          Benefits Accrued    Estimated Annual    Complex (Armada
                                 Compensation        as Part of Fund      Benefits Upon       Funds) Paid to
       Name of Trustee          from the Trust          Expenses           Retirement           Trustees*
       ---------------          --------------          --------           ----------           ---------
Robert D. Neary                      - 0 -               - 0 -               - 0 -               31,500
Leigh Carter                         - 0 -               - 0 -               - 0 -               27,750
John F. Durkott                      - 0 -               - 0 -               - 0 -               27,750
Robert J. Farling                    - 0 -               - 0 -               - 0 -               20,875
Richard W. Furst                     - 0 -               - 0 -               - 0 -               27,750
Gerald L. Gherlein                   - 0 -               - 0 -               - 0 -               27,750
Herbert R. Martens, Jr               - 0 -               - 0 -               - 0 -               - 0 -
J. William Pullen                    - 0 -               - 0 -               - 0 -                -0-
John B. Rapp                          -0-                 -0-                 -0-                 -0-
Robert M. Beam                       5,000                -0-                 -0-                 -0-
Lawrence D. Bryan                    5,000                -0-                 -0-                 -0-
Adrian Charles Edwards               5,000                -0-                 -0-                 -0-
James R. Schmank                      -0-                 -0-                 -0-                 -0-
Brenda M. Harwood                     -0-                 -0-                 -0-                 -0-



         Each Trustee who is not an affiliated person of BISYS or National City Corporation, the ultimate parent of IMC, receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings for services as a Trustee to the Fund Complex. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Mr. Martens is an employee of National City Corporation. He receives no compensation from the Group for acting as Trustee. Messrs. Rapp, Beam, Bryan, Edwards and Jones served as Trustees until their resignations as August 14, 1998.


[FN]
*Represents total compensation for the period January 1, 1997 through December 31, 1997.

The officers of the Group, their addresses, and principal occupations during the past five years are as follows:



                                        Position(s) Held                                 Principal Occupation
Name                                    With the Group                                    During Past 5 Years
----                                    ----------------                                  -------------------
Herbert R. Martens, Jr.                   President                          Executive Vice President, National City
                                                                             Corporation (bank holding company), since
                                                                             July 1997; Chairman, President and Chief
                                                                             Executive Officer, NatCity Investments, Inc.
                                                                             (investment banking), since July 1995;
                                                                             President and Chief Executive Officer,
                                                                             Raffensperger, Hughes & Co., (broker-dealer),
                                                                             from 1993 until 1995; President, Reserve
                                                                             Capital Group, from 1990 until 1993;
                                                                             President, since July 1997 and Trustee, since
                                                                             November 1997 of Armada Funds.

W. Bruce McConnel, III                    Secretary                          Partner of the law firm
                                                                             Drinker Biddle & Reath LLP
                                                                             Philadelphia, Pennsylvania.

Gary Tenkman                              Assistant Treasurer                Director of Financial Services, BISYS Fund
                                                                             Services since April 1998; formerly, Audit
                                                                             Manager, Ernst & Young LLP.




        The officers of The Trust receive no compensation directly from the Trust for performing the duties of their offices. As Administrator, BISYS receives fees from the Trust. BISYS also receives fees from the Trust for acting as Transfer Agent and Fund Accountant. Mr. Tenkman, the Assistant Treasurer of the Trust, is an employee of BISYS and receives no compensation directly from the Trust for performing the duties of office.


         Each Trustee who is not an affiliated person of BISYS or National City Corporation receives annual compensation and compensation for meeting attendance from the Trust for his services as a Trustee and is reimbursed for expenses incurred in attending meetings.

Investment Adviser and Subadviser


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives and restrictions, investment advisory services are provided to the Funds of the Trust by National City Investment Management Company ("IMC" or the "Investment Adviser"), 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to two Investment Advisory Agreements dated as of August 18, 1993 (the "Investment Advisory Agreements"). The first Investment Advisory Agreement relates to the management of the Small Capitalization Fund, the Mid Capitalization Fund and the Bond Fund (the "First Investment Advisory Agreement"), while the second Investment Advisory Agreement (the "Second Investment Advisory Agreement") relates to the management of the International Discovery Fund.


         The Investment Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"), a publicly-held bank holding company. NCC recently consolidated the asset management responsibilities of its various bank affiliates including First of America Bank, N.A. ("FOA"). Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of First of America Bank, N.A.
("FOA").

         Under the Investment Advisory Agreements, the Investment Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Trust's Funds as described in the Prospectus. For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, each of the Trust's Funds pays the Investment Adviser a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 1.00% for the Small Capitalization Fund and the Mid Capitalization Fund; 0.74% for the Bond Fund; and, for the International Discovery Fund, 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million. While the fees for the Small Capitalization Fund, Mid Capitalization Fund and International Discovery Fund are higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Trust believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to these Funds. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, the Investment Adviser will pay all expenses, including as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions) if any, purchased for the Trust.

         For the fiscal years ended December 31, 1997, 1996 and 1995, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its advisory services to the indicated Funds:

-----------------------------------------------------------------------------------------------------------------------------------
                         January 1, 1997 to                       January 1, 1996 to                      January 1, 1995 to
                         December 31, 1997                        December 31, 1996                       December 31, 1995
                   Gross                   Fees            Gross                    Fees           Gross                    Fees
                    Fees                Voluntarily        Fees                 Voluntarily        Fees                 Voluntarily
      Fund        Collected               Reduced        Collected                Reduced        Collected                Reduced
-----------------------------------------------------------------------------------------------------------------------------------
Small
Capitalization     $256,828               $      0        $189,694               $      0         $ 99,935               $      0
-----------------------------------------------------------------------------------------------------------------------------------
Mid
Capitalization     $278,450               $      0        $200,885               $      0         $119,192               $      0
-----------------------------------------------------------------------------------------------------------------------------------
Bond               $ 78,638               $      0        $ 59,493               $      0         $ 40,840               $      0
-----------------------------------------------------------------------------------------------------------------------------------
International
Discovery          $239,144               $      0        $177,635               $      0         $129,924               $      0
-----------------------------------------------------------------------------------------------------------------------------------


         Pursuant to the terms of the Trust's Second Investment Advisory Agreement, the Investment Adviser may retain a subadviser to manage the investment and reinvestment of the assets of the International Discovery Fund, subject to the direction and control of the Trust's Board of Trustees.

         Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Sub-Investment Advisory Agreement"), Gulfstream manages the investment and reinvestment of the assets of the International Discovery Fund, subject to the direction and control of the Investment Adviser and the Trust's Board of Trustees.

         Under the Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Discovery Fund. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. The Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing the International Discovery Fund to the Trust's Board of Trustees. The Investment Adviser may also render advice with respect to the International Discovery Fund's investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the International Discovery Fund.

         For its services provided and expenses assumed pursuant to the Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International

Discovery Fund's average daily net assets, 0.45% of net assets between $50 million and $100 million, 0.40% of net assets between $100 million and $400 million and 0.30% of net assets above $400 million, provided the minimum annual fee shall be $75,000.

         Pursuant to the Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.


         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. IMC is the sole limited partner of Gulfstream, holding a 72% interest. As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 20 years investment experience and over nine years of international investment experience. Gulfstream's investment process is designed to provide long-term growth of capital. Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the Securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. The Investment Adviser and the Trustees of the Trust believe that Gulfstream's style of investment management is well suited to the investment objective and policies of the International Discovery Fund.


         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Investment Advisory Agreement continues in effect for successive one-year periods ending December 31 of each year, if such continuance is approved as described above with respect to the Investment Advisory Agreements. Each of the Investment Advisory Agreements and the Sub-Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, by the Investment Adviser or, in the case of the Sub-Investment Advisory Agreement, on 150 days' prior written notice from Gulfstream. The Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Sub-Investment Advisory Agreement provide that neither the Investment Adviser nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to their receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or Subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions

         With respect to all Funds of the Trust other than the International Discovery Fund, pursuant to the Investment Advisory Agreements, the Investment Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Discovery Fund, pursuant to the terms of the Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of the Investment Advisory, the Board of Trustees of the Trust and in accordance with the International Discovery Fund's investment objective and restrictions, which securities are to be purchased and sold by the International Discovery Fund, and which brokers are to be eligible to execute the International Discovery Fund's portfolio transactions.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers, serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Investment Adviser and Gulfstream in their best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Investment Adviser or Gulfstream may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Gulfstream and does not reduce the fees payable to such advisers by the Trust or the Investment Adviser, as the case may be. Such information may be useful to the Investment Adviser or Gulfstream in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Trust.

         While the Investment Adviser and Gulfstream generally seek competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. For the fiscal years ended December 31, 1997, 1996 and 1995, the Trust paid an aggregate of approximately $204,067, $155,690 and $60,622, respectively, as brokerage commissions on behalf of the Funds. See "INVESTMENT OBJECTIVES AND POLICIES - Portfolio Turnover" above.

         The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with NCC, the Distributor, or their affiliates, and will not give preference to NCC's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Investment Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Investment Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements in making investment recommendations for the Trust, the Investment Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Investment Adviser, its parent or affiliates, and, in dealing with its customers, the Investment Adviser, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         Each of the Funds held from time to time during the fiscal year ended December 31, 1997, securities of its regular brokers or dealers defined in Rule l0b-1 under the 1940 Act, or their parent companies, including those of BA Securities, Lehman Brothers and Chase Securities. As of December 31, 1997, the Bond Fund held $248,236 in asset-backed securities of Banc One Auto Grantor Trust, $88,128 in asset-backed securities of Lehman FHA-Title 1 Loan Trust and $277,148 in corporate bonds of Chase Capital Trust II.

Authority to Act as Investment Adviser

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Trust might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Trust's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp, that the federal statute commonly referred to as the "Glass-Steagall Act" prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System ("the Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute, that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.


         The Investment Adviser believes that it possesses the legal authority to perform the services contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Investment Adviser from continuing to perform such services for the Trust. Depending on the nature of any changes in the services which could be provided by the Investment Adviser, the Board of Trustees would review the Trust's relationship with the Investment Adviser and consider taking all action necessary under the circumstances.

         Should future legislative, judicial or administrative action prohibit or restrict the proposed activities of the Investment Adviser and/or NCC's affiliated and correspondent banks in connection with customer purchases of shares of the Trust, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.


Administrator

         BISYS serves as the administrator (the "Administrator") to the Trust pursuant to an Administration Agreement dated as of July 1, 1996 (the "Administration Agreement"). Prior to that time, Security Management Company, an indirect wholly-owned subsidiary of Security Benefit Life Insurance Company ("Security Benefit"), was the Trust's administrator. The Administrator assists in supervising all operations of each Fund (other than those performed by the Investment Adviser under the Investment Advisory Agreements, by Gulfstream under the Sub-Investment Advisory Agreement, by National City Bank and Union Bank (the "Custodians") under the Custody Agreement and by BISYS under the Fund Accounting and Transfer Agency Agreement).

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodical reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Investment Adviser under the Investment Advisory Agreements, by Gulfstream under the Sub-Investment Advisory Agreement, by the Custodian under the Custody Agreement and by BISYS under the Fund Accounting and Transfer Agency Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid monthly, at the annual rate of 0.20% of the combined average daily net assets of the Funds up to $1 billion. In the event that the combined average daily net assets of the Funds exceed $1 billion, the parties intend to review the level of compensation payable to the Administrator for its administrative services. In addition, the Administrator also receives a separate annual fee from each Fund for certain fund accounting services. From time to time, the Administrator may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         For the fiscal years ended December 31, 1997, 1996 and 1995, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:


                           January 1, 1997 to          January 1, 1996 to             January 1, 1995 to
                           December 31, 1997*          December 31, 1996*             December 31, 1995*
                        ------------------------    ------------------------      ------------------------
                        Gross            Fees       Gross             Fees        Gross             Fees
                         Fees         Voluntarily    Fees          Voluntarily     Fees          Voluntarily
      Fund            Collected         Reduced    Collected         Reduced     Collected         Reduced
                        -------          -------    -------          -------      -------          -------
Small                   $51,366          $     0    $37,603          $     0      $19,987          $     0
Capitalization
Mid                     $55,690          $     0    $39,847          $     0      $23,838          $     0
Capitalization
BOND                    $21,254          $     0    $15,952          $     0      $11,038          $     0
International           $38,263          $     0    $28,310          $     0      $20,788
Discovery


* Administration fees for the fiscal year ended December 31, 1995 were paid to Security Management. Of the $130,116 in administration fees paid in the fiscal year ended December 31, 1996, $57,773 were paid to Security Management. The balance was paid to BISYS.

         Unless sooner terminated as provided therein, the Administration Agreement between the Trust and BISYS will continue in effect until December 31, 1999. The Administration Agreement thereafter shall be renewed for successive five-year terms ending on December 31 of each five-year period if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Administration Agreement cast in person at a meeting called for such purpose. The Administration Agreement is terminable with respect to a particular Fund at any time on 90 days' written notice without penalty by vote of the Trustees, by vote of a majority of the outstanding shares of that Fund or by BISYS.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser, Gulfstream (only with respect to the International Discovery
Fund) and the Administrator will reimburse that Fund by the amount of such excess in the proportion to their respective fees. As of the date of this Statement of Additional Information, there is no expense limitation applicable to the Trust's Funds. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

Distributor

         BISYS serves as distributor to the Trust pursuant to a Distribution Agreement dated as of July 1, 1996 (the "Distribution Agreement"). Prior to that time, Security Distributors, Inc. ("SDI"), a wholly-owned subsidiary of Security Benefit, served as distributor.

         Unless otherwise terminated, the Distribution Agreement between the Trust and BISYS will take effect on July 1, 1996, continue in effect until June 30, 1998 and thereafter continue for successive one-year periods ending June 30 of each year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by BISYS on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

Custodian, Transfer Agent and Fund Accounting Services

         National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114, serves as Custodian to the Trust pursuant to the Custodian Services Agreement dated as of July 24, 1998 (the "Custody Agreement"). Mitsubishi Bank serves as sub-custodian to the Group with respect to the International Discovery Fund pursuant to an agreement dated _____, 1998. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.


         BISYS (formerly BISYS Fund Services Ohio, Inc., "BISYS Ohio") serves as the transfer agent (the "Transfer Agent") for all Funds of the Trust pursuant to a Fund Accounting and Transfer Agency Agreement dated July 1, 1996, as amended (the "Fund Accounting and Transfer Agency Agreement") . Prior to that time, Security Management served as transfer agent and fund accountant. Pursuant to the Fund Accounting and Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Trust's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials.

         In addition, the Transfer Agent provides certain fund accounting services to the Trust pursuant to the Fund Accounting and Transfer Agency Agreement. Pursuant to an amendment to the Fund Accounting and Transfer Agency Agreement, effective February 12, 1997, the Trust's fee schedule is as follows. The Transfer Agent receives an annual base fee for its transfer agency services for each Fund equal to $15,000 per Fund, payable in equal monthly installments. The Transfer Agent also receives an annual base fee for its fund accounting services equal to $10,000 per Fund, payable in equal monthly installments. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets payable monthly and the International Discovery Fund pays an additional annual fee of 0.035% of its average daily net assets payable monthly.

         The Transfer Agent maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debts and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Funds, custodians, affirmation to the Funds' custodians of all portfolio trades and cash settlements, verification and reconciliation with the Funds' custodians of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such transfer agency and accounting services for the fiscal years ended December 31, 1997, 1996 and 1995, the Transfer Agent received $151,071, $75,000 and $90,000, respectively, from the Trust. Fund accounting and transfer agency fees for the fiscal year ended December 31, 1995 were paid to Security Management. Of the $75,000 in fees paid in the fiscal year ended December 31, 1996, $37,500 was paid to Security Management. The balance was paid to BISYS Ohio.

Independent Auditors

         The Financial Statements of the Trust as of December 31, 1997, appearing in the Trust's Annual Report dated December 31, 1997, have been audited by Ernst & Young LLP, 10 West Broad St., Columbus, Ohio 43215, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. The Financial Statements are incorporated herein by reference in reliance upon such report and upon the authority of Ernst & Young LLP as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

Description of Shares

         The Parkstone Advantage Fund is a Massachusetts business trust. The Trust was organized on May 18, 1993 and the Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 19, 1993. The Declaration of Trust authorizes through the Board of Trustees to issue an unlimited number of shares and to classify or re-classify any unissued shares into one or more additional classes by setting or changing in one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of four series of shares, each representing interest in one of four separate portfolios: The Small Capitalization Fund, Mid Capitalization Fund, Bond Fund and International Discovery Fund.

         The Trust's shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of the liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, at a proportionate distribution based on the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities in an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interest of each Fund in the matter is substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an Investment Advisory Agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

         The Trust does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Trust's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

         The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Trust if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Trust's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

Vote of a Majority of the Outstanding Shares

         As used in the Funds' Prospectus and the Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

Shareholder and Trustee Liability

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability or the obligations of the Trust, and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon. Thus, the risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer or agent be personally liable to any person for any action or failure to act except for bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

         Although each of the Funds expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending on the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Discovery Fund

         If, for any reason, the International Discovery Fund were treated as being a United Kingdom ("UK") resident, the International Discovery Fund's worldwide income and capital gains would be subject to UK tax. If, for any reason, the International Discovery Fund were treated as having a permanent establishment in the UK, the International Discovery Fund's UK source income (although not its capital gains) would become subject to UK tax and certain other advantages otherwise available to the International Discovery Fund under the double tax treaty between the UK and the US would not be available. Provided that the International Discovery Fund is not treated as being resident or having a permanent establishment in the UK, the International Discovery Fund will not incur any UK tax liability with respect to the types of income or gains that it is likely to receive, except with respect to income on UK securities held in the International Discovery Fund's portfolio. The Trust believes, based upon the advice of special counsel, that it would be highly unlikely for the International Discovery Fund, as a result of the activities of the Fund's Subadviser Gulfstream, to be deemed or treated as being a UK resident for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the United States and the UK.

Yields of the Funds

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of each of the Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund shares maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro-rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time, depending upon market conditions, the composition of a funds portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


         For the 30-day period ended December 31, 1997, the yields for the Funds were as follows:



                                                          Yield
                                                          -----
Parkstone Small Capitalization Fund                        0.00%

Parkstone Mid Capitalization Fund                          0.00%

Parkstone Large Capitalization Fund                        0.00%

Parkstone International Discovery Fund                     0.00%



Calculation of Total Return

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year period ended June 30, 1998 and the period from commencement of operations (September 23, 1993) to June 30, 1998, the average annual total returns for the Funds were, respectively: Small Capitalization Fund, 5.75% and 16.44%; Mid Capitalization Fund, 23.81% and 13.91%; Bond Fund, 8.69% and 4.76%; and International Discovery Fund, 3.74% and 7.41%.


Performance Comparisons

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow-Jones & Co., Inc., Standard & Poor's Corporation, Shearson-Lehman Brothers, Inc. and the Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc. a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly, 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and USA Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above, may be included in advertisements and in reports to shareholders,

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or my not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical -risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon the respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity as well as expenses allocated to the Fund. Fees imposed on customer accounts by the Investment Adviser or its affiliated or correspondent banks or cash management services will reduce a Fund's effective yield to its customers.

Miscellaneous

         Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares outstanding cast in persons on or by proxy at an meeting called for that purpose, or by a written declaration signed by the shareholder voting not less than two-thirds of the shares then outstanding.


         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust. The 1997 Annual Report and the June 30, 1998 Semi-Annual Report to shareholders of the Trust are incorporated herein by reference. These reports include the financial statements for the fiscal year ended December 31, 1997, and the six months ending June 30, 1998, respectively. In addition, the Annual Report includes management's discussion of Fund performance for the Small Capitalization Fund, Mid Capitalization Fund, Bond Fund and International Discovery Fund, as well as line graph comparisons to appropriate broad-based securities market indices.


         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

        As of ____________, 1998, the Trustees and officers of the Trust, as a group, owned, as separate account contract owners or otherwise, none of the shares of any Fund of the Trust. As of _____ 1998, FOA, as trustee of the First of America Bank Corporation Employees Retirement Plan owned beneficially the following percentages of the Funds, respectively: Bond Fund, 20.00%, Small Capitalization Fund, 15.87%, Mid Capitalization Fund, 11.77% and International Discovery Fund, 35.85%. FOA may be presumed to control both the Trust and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Trust and certain of its Funds. As a result, National City Bank may have the ability to elect the Trustees of the Trust, approve the Investment Advisory, Sub-Investment Advisory and Distribution Agreements for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.

Financial Statements

         The Trust's unaudited financial statement and notes thereto for the period from January 1, 1998 to June 30, 1998 contained in the Trust's Semi-Annual Report to Shareholders dated June 30, 1998 are incorporated herein by reference. Financial Statements and notes thereto describing audited financial information for each Fund's operations since inception appear in the Trust's Annual Report dated December 31, 1997, and on file with the SEC (File Nos. 33-65690 and 811-7850) are incorporated herein by reference. The Report of Ernst & Young LLP, independent auditors of the Trust, appears therein.

                                    APPENDIX


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.

Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC" and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

ITEM 24. DROPPED OFF SOME WHERE IN THIS AREA

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          THE PARKSTONE ADVANTAGE FUND
                                    FORM N-lA

PART C.  OTHER INFORMATION

ITEM NO.

--------------------------------------------------------------------------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                  Included in Part A:

                  --       Financial Highlights

                  Included by reference to Annual Report in Part B:

                  --       Report of Ernst & Young LLP, Independent Auditors

                  --       Statement of Assets and Liabilities as of December
                           31, 1997

                  --       Statement of Operations for the year ended December
                           31, 1997

                  -- Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996

                  --       Schedule of Investments as of December 31, 1997

                  --       Notes to Financial Statements dated December 31, 1997

                  Included by reference to Semi-Annual Report in Part B:

                  --       Statement of Assets and Liabilities as of June 30,
                           1998

                  -- Statement of Operations for the six months ended June 30, 1998

                  -- Statement of Changes in Net Assets for the six months ended June 30, 1998 and the year ended December 31, 1997

                  --       Schedule of Portfolio Investments as of December 31,
                           1997

                  --       Notes to Financial Statements dated June 30, 1998


         (b)      Exhibits:

                  (1) Declaration of Trust of the Registrant dated May 18, 1993.(l)

                  (2)      (a)      Code of Regulations as approved and adopted
                                    by the Registrant's Board of Trustees.(l)

                           (b) Amendment to Code of Regulations dated February 10, 1994.(l)

                  (3)      Not Applicable.

                  (4)      Not Applicable.



                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and National City Investment
                                    Management Company, dated August 18, 1993, relating to the Equity Fund, the Small
                                    Capitalization Fund and the Bond Fund.(1)

                           (b) Investment Advisory Agreement between Registrant and National City Investment Management Company, dated August 18, 1993, relating to the International Discovery Fund.(1)

                           (c) Sub-Investment Advisory Agreement between National City Investment Management Company and Gulfstream Global Investors, Ltd., dated March 5, 1995, relating to the International Discovery Fund.(1)


                  (6) Distribution Agreement between Registrant and BISYS Fund Services, L.P., dated July 1, 1996.(l)

                  (7)      Not Applicable.


                  (8)      (a)      Custody Agreement between Registrant and
                                    National City Bank, dated July 24, 1998.*

                           (b)      Custody Agreement between Registrant
                                    and The Bank of California, N.A., dated
                                    August 16, 1993, relating to the Prime
                                    Obligations Fund, the Equity Fund, the Small
                                    Capitalization Fund, the Bond Fund and the
                                    International Discovery Fund.(1)

                           (c)      Custodian Agreement between Registrant
                                    and The Bank of California, N.A., dated July
                                    31, 1995 relating to the International
                                    Discovery Fund.(1)


                  (9)      (a)      Administration Agreement between Registrant
                                    and BISYS Fund Services, L.P., dated July 1,
                                    1996 (1)

                           (b)      Fund Accounting and Transfer Agency
                                    Agreement between Registrant and BISYS Fund
                                    Services, Inc., dated July 1, 1996(1)

                                    (i)      Schedule C to Fund Accounting and
                                             Transfer Agency Agreement between
                                             the Registrant and BISYS Funds
                                             Services, L.P. dated February 12,
                                             1997. (1)

                           (c) Fund Participation and Variable Contract Marketing Agreement between Registrant and Security Benefit Life Insurance Company, on its behalf and on behalf of The Parkstone Variable Annuity Account, The Parkstone Advantage Fund, National City Investment Management Company, Security Management Company, Security Distributors, Inc., and [Servicing Agent], dated September 10, 1993.

                   (a)     (d)      Transfer Agency Agreement.*

                  (10)     None.

                  (11)     (a) Opinion of Counsel.*

                           (b) Consent of Ernst & Young LLP.*

                  (12)     Not Applicable.

                  (13) Purchase Agreement between Registrant and Security Benefit Life Insurance Company, dated August 17, 1993.(l)

                  (14)     Not Applicable.

                  (15)     Not Applicable.

                  (16)     (a)      Computation of Total Returns for the Small
                                    Capitalization Fund, the Mid Capitalization
                                    Fund, the Bond Fund, and the International
                                    Discovery Fund.(1)

                           (b)      Computation of Yields for the Small
                                    Capitalization Fund, the Mid Capitalization
                                    Fund, the Bond Fund, and the International
                                    Discovery Fund.(l)

                  (17)     Financial Data Schedules.(1)

                  (18)     Not Applicable.


*        Filed herewith.

(1) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement of Form N-lA filed on or about April 30, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement of Form N-1A filed on or about April 30, 1998.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Trustees, all of the members of which also serve as members of the Board of Trustees of The Parkstone Group of Funds and as members of the Board of Trustees of the Armada Funds. As of April 1, 1998, National City Corporation ("National City"), a bank holding company which is the ultimate parent of National City Investment Management Company, may be deemed to control the Registrant because of its indirect record ownership and beneficial ownership through its wholly-owned subsidiaries of more than 25% of the shares of each series of the Registrant outstanding on such date.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         Registrant was organized primarily for the purpose of providing a vehicle for the investment of assets received by various separate investment accounts ("Separate Accounts") established by various participating life insurance companies (the "Participating Insurance Companies"). The assets in the Separate Accounts are, under state law, assets of the Participating Insurance Companies which have established Separate Accounts. Thus, at any time, the Participating Insurance Companies will own Registrant's outstanding shares purchased with Separate Account assets; however, where required to do so, the Participating Insurance Companies will vote such shares only in accordance with the instructions received of the contracts pursuant to which monies are invested in the Separate Accounts. As of July 1, 1998, the only Participating Insurance Company was Security Benefit Life Insurance Company and the number of record holders of each series of shares of the Registrant were as follows:


         Title of Series                                  Number  of  Record  Holders
         Small Capitalization                                         6
         Mid Capitalization Fund                                      4
         Bond Fund                                                    5
         International Discovery Fund                                 5

ITEM 27. INDEMNIFICATION



         Indemnification of Registrant's principal underwriter, custodian, investment adviser, administrator, transfer agent and fund accountant is provided for, respectively, in Section 6 of the Distribution Agreement filed or incorporated by reference as Exhibit (6) hereto, Sections 12 and 10 of the Custody Agreements filed or incorporated by reference as Exhibits (8)(a) and
(8)(b), respectively hereto, Section 16 of the Sub-Custodian Agreement filed or incorporated by reference as Exhibit (8)(b) hereto, Section 8 of the Investment Advisory and Sub-Investment Advisory Agreements filed or incorporated by reference as Exhibits 5(a), (b) and (c) hereto, Section 5 of the Administration Agreement filed or incorporated by reference as Exhibit 9(a) hereto, and Section 8 of the Fund Accounting and Transfer Agency Agreement filed or incorporated by reference as Exhibit 9(b) hereto. Registrant has obtained from a major insurance carrier a Trustee's and officer's liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant. In addition, Section 9.2 of Registrant's Agreement and Declaration of Trust dated May 18, 1993, filed herein as Exhibit (1), provides as follows:

         9.2 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify, to the fullest extent permitted by law, every person who is or has been a Trustee or officer of the Trust and any person rendering or having rendered Investment Advisory, administrative, distribution, custodian or transfer agency services to the Trustee or to the Trust or any series thereof pursuant to Article VII of this Declaration of Trust or otherwise, and every officer, director, Trustee, Shareholder, employee and agent of any such person (all persons hereinafter referred to as the "covered persons") against all liabilities and expenses (including amounts paid in satisfaction of judgments, and compromise, as fines an penalties, and as counsel fees (reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or which he may be threatened while as a covered person or thereafter, by reason of his being or having been such a covered person except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromised payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that, if either the matter of willful misfeasance, gross negligence, or reckless disregard of duty or the matter of bad faith had been adjudicated, it would in the opinion of such counsel, have been adjudicated in favor of such person. The rights accruing to any covered person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no covered person may satisfy any right of indemnity or reimbursement except out of the property of the Trust. If the Trustees make advance payments in connection with the indemnification under this Section 9.2; provided, however, that the indemnified covered person shall have given a written undertaking to reimburse the Trust in the event that it is subsequently determined that he is not entitled to such indemnification. Rights of indemnification herein provided may be insured against by policies maintained by the Trust. Such rights of indemnification are severable, and such inure to the benefit of the heirs, executors, administrators and other legal representatives of such covered persons.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         National City Investment Management Company ("National City") Cleveland, Ohio is an investment adviser registered under the Investment Advisers' Act of 1940, as amended (the "Advisers Act"). National City is an indirect, wholly-owned subsidiary of National City Corporation. National City currently manages over $12 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios, The Parkstone Group of Funds and Armada Funds. To the knowledge of Registrant, none of the directors or officers of National City is or has been at any time during the past two fiscal years engaged in any other business profession, vocation or employment of a substantial nature, except that certain directors and officers of National City may also hold positions with, National City's parent, or National City Corporation or other subsidiaries. Information relating to any business, profession, or employment of a substantial nature engaged in by officers and directors of National City during the past two years is presented below as derived from Schedules A and D of Form ADV filed by National City pursuant to the Advisers Act (SEC File No. 811-446).


         To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of First America Bank, N.A., which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                        Position with
                          National
                       City Investment
                          Management              Other Business                Type of
Name                       Company                 Connections                 Business
----                       -------                 -----------                 --------
Kathleen T. Barr      Managing Director,        National City Bank           Bank
                      Sales and Marketing

James R. Kirk         Managing Director,        National City Bank           Bank
                      Portfolio Management

Robert M. Leggett     Vice Chairman of the      National City Bank           Bank
                      Board, President and
                      Managing Director

Donald L. Ross        Chief Investment          National City Bank           Bank
                      Officer and
                      Managing Director

Harold B. Todd, Jr.   Chairman of the Board     Executive Vice              Bank holding
                      and Managing Director     President, National          company; bank
                                                City Corporation;            affiliate
                                                Executive Vice President,
                                                Institutional Trust and
                                                Asset Management, National
                                                City Bank


ITEM 29. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services Limited Partnership, formerly known as The Winsbury Company Limited Partnership ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, The Victory Variable Funds, The AmSouth Mutual Funds, The Sessions Group, The Coventry Group, The BB&T Mutual Funds Group, The American Performance Funds, The ARCH Fund, Inc., MMA Praxis Mutual Funds, The Pacific Capital Funds, The Riverfront Funds, Inc., The Summit Investment Trust, The Pegasus Funds, The Puget Sound Alternative Investment Series Trust, The Fountain Square Funds, The Kent Group of Funds, The HSBC Funds, The Empire Builder Tax Free Bond Fund, ESC Strategic Funds, Inc., The Eureka Funds, The Hirtle Callaghan Trust, The Intrust Funds, The Meyers Sheppard Investment Trust, Magna Funds, The M.S.D. & T. Funds, The Sefton Funds, The Parkstone Group of Funds, SBSF Funds, Inc., The Infinity Mutual Funds, Inc., The

                  Republic Funds Trust, The Republic Advisors Funds Trust , Variable Insurance Funds and Vintage Mutual Funds, Inc., each of which is an investment management company.

         (b) Directors, officers and partners of BISYS, as of December 31, 1997, were as follows:


Name and Principal                 Positions and Offices with                   Positions and Offices
 Business Address                  BISYS Fund Services, L.P.                       with Registrant
-----------------------------------------------------------------------------------------------------
The BISYS Group, Inc.              Sole Shareholder of BISYS                           None
150 Clove Road                     Fund Services, Inc. and Sole
Little Falls, NJ  07424            Limited Partner

BISYS Fund Services, Inc.          Sole General Partner                                None
3435 Stelzer Road
Columbus, OH  43219

         (c) Compensation to BISYS during the fiscal year ended December 31, 1997 was as follows:


   Net Underwriting                   Compensation
    Discounts  and                    on Redemption                Brokerage                    Other
      Commissions                    and Repurchase               Commissions               Compensation
--------------------------------------------------------------------------------------------------------
         [-0-]                            [-0-]                      [-0-]                      [-0-]


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         (1) National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio 44114 (records relating to its functions as investment adviser); Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201 (records relating to certain functions of the subadviser for the International Discovery Fund).

         (2) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 and Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636 (records relating to service as distributor).

         (3) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 and Security Management Company, 700 Harrison Street, Topeka, Kansas 66636 (records relating to service as administrator).

         (4) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, PA 19107-3496 (Registrant's Declaration of Trust, Code of Regulations and Minutes Books).


         (5) National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44135 (records relating to its functions as custodian for the Funds).


ITEM 31. MANAGEMENT SERVICES

         Not Applicable.

ITEM 32. UNDERTAKINGS

         (1) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report, containing Management's Discussion of Fund Performance, to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cleveland, State of Ohio on the 16th day of September, 1998.

                                              THE PARKSTONE ADVANTAGE FUND

                                              /s/ Herbert R. Martens, Jr.
                                              ---------------------------------

                                              By: Herbert R. Martens, Jr.
                                                  President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                            Title                                     Date
------------------------------------------------------------------------------------------------------
/s/ Robert D. Neary                         Chairman of the Board;                  September 16, 1998
---------------------------------           Trustee
Robert D. Neary*


/s/ Leigh Carter                            Trustee                                 September 16, 1998
---------------------------------
Leigh Carter*


/s/ John F. Durkott                         Trustee                                 September 16, 1998
---------------------------------
John F. Durkott*


/s/ Robert J. Farling                       Trustee                                 September 16, 1998
---------------------------------
Robert J. Farling


/s/ Richard W. Furst                        Trustee                                 September 16, 1998
---------------------------------
Richard W. Furst*


/s/ Gerald L. Gherlein                      Trustee                                 September 16, 1998
---------------------------------
Gerald L. Gherlein*

/s/ J. William Pullen                                                               September 16, 1998
---------------------------------
J. William Pullen*

/s/ Herbert R. Martens, Jr.                                                         September 16, 1998
---------------------------------
Herbert R. Martens, Jr.*

/s/ Gary Tenkman                            Treasurer                               September 16, 1998
-----------------
Gary Tenkman




*By: /s/ Herbert R. Martens, Jr.
     --------------------------------------------
     Herbert R. Martens, Jr., Attorney-In-Fact

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Robert D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ ROBERT D. NEARY
-------------------
    Robert D. Neary

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Leigh Carter, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce
McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ LEIGH CARTER
----------------
    Leigh Carter

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ JOHN F. DURKOTT
-------------------
    John F. Durkott

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Robert J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ ROBERT J. FARLING
---------------------
    Robert J. Farling

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Richard W. Furst, Dean, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ RICHARD W. FURST
--------------------------
    Richard W. Furst, Dean

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Gerald L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ GERALD L. GHERLEIN
----------------------
    Gerald L. Gherlein

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ J. WILLIAM PULLEN
---------------------
    J. William Pullen

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Gary Tenkman, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ GARY TENKMAN
----------------
    Gary Tenkman

                          THE PARKSTONE ADVANTAGE FUND


                               POWER OF ATTORNEY
                               -----------------


          Know All Men by These Presents, that the undersigned, Herbert R. Martens, Jr., hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED: September 15, 1998



/s/ HERBERT R. MARTENS, JR.
---------------------------
    Herbert R. Martens, Jr.

                                  EXHIBIT INDEX

EXHIBIT NO.


(8)      (a)      Custodian Services Agreement

(9)      (d)      Transfer Agency Agreement

(11)     (a)      Opinion of Counsel.


         (b)      Consent of Ernst & Young LLP.






                                      C-12